Exhibit 99.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (“Agreement”) is made and entered into this 4th day of November, 2005, between Marvell Technology Group Ltd., a corporation organized under the laws of Bermuda (the “Company”), and QLogic Corporation, a Delaware corporation (the “Holder”).

RECITALS

A.                                   The Company is causing to be contemporaneously issued to Holder an aggregate of Nine Hundred Eighty Thousand Four Hundred Ninety-Nine (980,499) shares, comprised of Seven Hundred Nineteen Thousand Thirty-Three (719,033) shares delivered directly to Holder and Two Hundred Sixty-One Thousand Four Hundred Sixty-Six (261,466) shares deposited into an escrow account with the Escrow Agent (including any shares issued with respect to such shares as a result of any dividend or other distribution by the Company, the “Restricted Shares”) of the common stock of the Company, par value $0.002 per share (the “Common Stock”), pursuant to the terms of that certain Asset Purchase Agreement dated as of August 29, 2005 (the “Purchase Agreement”) between the Company and the Holder.  Capitalized terms used in this Agreement and which are not defined herein shall have the same meanings ascribed thereto in the Purchase Agreement.

B.                                     As contemplated by the Purchase Agreement, the Company has agreed herein to provide to Holder certain registration rights with respect to the Restricted Shares.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and covenants set forth in the Purchase Agreement, the parties agree as follows:

1.                                       Registration Rights.

a.                                       Registration.  The Company will file a registration statement on Form S-3 under Rule 415 (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) registering the resale of all of the Restricted Shares.  Such filing shall be made within 10 business days after the Closing Date. The Company shall use its reasonable best efforts, subject to the Grace Period (as defined below), to cause the Registration Statement to promptly become effective under the Securities Act of 1933 (the “Securities Act”), and in any event within one-hundred twenty (120) days after the Closing Date.

b.                                      Duration of Registration Statement.  The Company shall use its reasonable best efforts to maintain the effectiveness of the Registration Statement until the earlier of (i) the date as of which the Holder may sell all of the Restricted Shares without restriction pursuant to Rule 144 (or the successor rule thereto), or (ii) the date on which the Holder shall have sold all of the Restricted Shares (the “Registration Period”).

2.                                       Certain Registration Procedures.  The Company shall, as expeditiously as reasonably possible:

a.                                       prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the period required hereunder and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement;

b.                                      furnish to the Holder, without charge, (i) promptly after the same is prepared and filed with the Commission, one copy of such Registration Statement and all amendments and supplements thereto, and (ii) upon the effectiveness of each Registration Statement, such number of copies of the corresponding prospectus and all amendments and supplements thereto as the Holder may reasonably request in writing;

c.                                       use its reasonable best efforts to promptly register and qualify, unless an exemption from registration and qualification applies, the resale of the Restricted Shares under such other securities or “blue sky” laws of the applicable jurisdictions in the United States as the Holder reasonably requests in writing and keep such registration or qualification in effect during the Registration Period; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction in which it is not now so qualified;

d.                                      take such other actions as are customarily required of issuers of publicly held securities in order to expedite or facilitate the disposition of such Restricted Shares;

e.                                       promptly notify in writing the Holder of the happening of any event, as a result of which the Registration Statement or any prospectus used in connection therewith includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (in which case the Company shall promptly provide the Holder with revised or supplemental prospectuses and if so requested by the Company in writing, the Holder shall promptly take action to cease making any offers of the Restricted Shares until receipt and distribution of such revised or supplemental prospectuses is completed); provided, that in the event that the Holder receives such a suspension notice, the Holder agrees to keep such suspension confidential;

f.                                         promptly notify the Holder of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Restricted Shares for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose; provided, that in the event that the Holder receives such a suspension notice, the Holder agrees to keep such suspension confidential;

g.                                      promptly notify the Holder (i) when, in connection with the Registration Statement, a prospectus in connection with the Registration Statement and each prospectus supplement or amendment thereto has been filed, and when a Registration Statement and each amendment (including post-effective amendments) and supplement thereto has been declared effective by the Commission (notification of such effectiveness shall be delivered to the Holder as promptly as practicable after such effectiveness), (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related prospectus, and (iii) of the Company’s reasonable determination that an amendment (including any post-effective amendment) or supplement to a Registration Statement or related prospectus would be appropriate;

h.                                      (i) use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Restricted Shares for sale in any jurisdiction in the United States, and (ii) if such an order or suspension is issued, use reasonable commercial efforts to obtain the withdrawal of such order or suspension, and notify the Holder of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose;

i.                                          use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, not later than the required time of filing for the next required report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), following the first anniversary of the end of the fiscal quarter in which the effective date of the Registration Statement occurs, an earnings statement covering the period of at least 12 months, beginning with the first day of the Company’s first fiscal quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provision of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder; and

j.                                          cause all Restricted Shares to be listed on the Nasdaq Stock Market not later than the effective date of the Registration Statement and engage a transfer agent to register and maintain the Company’s stock ledger for all shares covered by the Registration Statement not later than the effective date of the Registration Statement.

3.                                       Expenses.  Except as indicated in the following sentence, all expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to listing the Restricted Shares on the Nasdaq Stock Market, printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdiction, shall be paid by the Company.  Any fees or disbursements of counsel for the Holder hereunder shall be paid by the Holder.

4.                                       Grace Period.  Notwithstanding anything to the contrary herein, the Company may delay the disclosure of material non-public information concerning the Company (a “Grace Period”); provided, however, that the Company shall promptly (i) notify the Holder in writing of a Grace Period and the date on which the Grace Period will begin, and (ii) notify the Holder in writing of the date on which the Grace Period ends; provided, further, that (A) no single Grace Period shall exceed sixty (60) consecutive days, (B) during any three hundred sixty-five (365) day period, there shall be no more than two (2) Grace Periods and the aggregate of all of the Grace Periods shall not exceed an aggregate of one hundred twenty (120) days, and (C) the first day of any Grace Period must be at least two (2) business days after the last day of any prior Grace Period (an “Allowable Grace Period”).  For purposes of determining the length of a Grace

Period, the Grace Period shall be deemed to begin on and include the date the Holder receives the notice referred to in clause (i) and shall end on and include the later of (x) the date the Holder receives the notice referred to in clause (ii) and (y) the date referred to in such notice; provided, however, that no Grace Period shall be longer than an Allowable Grace Period.  In the event that the Holder is provided with notice of a Grace Period, the Holder agrees to keep such notice confidential.  The provisions of Section 2 of this Agreement shall not be applicable during the period of any Allowable Grace Period.  Upon expiration of the Grace Period, the Company shall again be bound by Section 2 of this Agreement.

5.                                       Indemnification and Contribution.

a.                                       Indemnification by Company.  The Company shall indemnify and hold harmless the Holder, its directors, officers, members, partners, employees, agents and representatives, and each other person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any final prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse the Holder or other person acting on behalf of the Holder and each such controlling person for any reasonable legal or any other reasonable expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be so obligated to indemnify and reimburse the Holder or controlling person for any such loss, claim, damage or liability that arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, said final prospectus or said amendment or supplement or any document incident to the registration or qualification of any Restricted Shares in reliance upon and in conformity with written information furnished by the Holder to the Company expressly for use in preparation thereof.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder and shall survive the transfer of the Restricted Shares by the Holder.

b.                                      Indemnification by Holder.  The Holder agrees to indemnify and hold harmless and reimburse (in the same manner and to the same extent as set forth in Section 5(a) for the indemnification of the Holder and controlling person by the Company) the Company, its directors, officers, members, partners, employees, agents and representatives, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any untrue statement or omission or alleged untrue statement or omission from the Registration Statement or final prospectus contained therein or any amendment or supplement thereto, if such statement, omission or violation was made in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in connection with the preparation of the Registration Statement, final prospectus or any amendment or supplement thereto.  The maximum aggregate liability of

Holder under this Section 5(b) shall be an amount equal to the aggregate proceeds to the Holder as a result of the sale of the Restricted Shares pursuant to the Registration Statement.

c.                                       Notice.  Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 5, such indemnified party will, if a claim in respect thereof is made against any indemnifying party, give written notice to the latter of such claim and/or the commencement of such action.  In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which conflict in any material respect with those available to the indemnifying party, such indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the reasonable fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 5.

d.                                      Contribution.   If the indemnification provided for in this Section 5 is for any reason, other than pursuant to the terms hereof, judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and upon the expiration of time to appeal or the denial of the last right to appeal) to be unavailable to an indemnified party under paragraphs (a) and (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Holder from the sale of the Restricted Shares.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault, as applicable, of the Company and the Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as other relevant equitable considerations, provided in no event shall any contribution by the Holder exceed the price at which the Restricted Shares held by the Holder were sold hereunder except in the case of willful fraud by the Holder.  The relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Holder, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Holder agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this paragraph (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this paragraph (d) shall be deemed to include any reasonable legal or other reasonable expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

e.                                       Non-Termination.  The obligations of the parties under this Section 5 shall survive the completion of any offering of Restricted Shares.

6.                                       Rule 144.  For so long as any Restricted Shares are “restricted securities” within the meaning of Rule 144, the Company shall file in a timely manner the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports it will, upon the request of the Holder, make publicly available such information as necessary to permit the sales of the Restricted Shares pursuant to Rule 144 under the Securities Act), and it will take such further action as the Holder may reasonably request to enable the Holder to sell the Restricted Shares within the limitation of the exemption provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.  Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such information and requirements.

7.                                       Miscellaneous.

a.                                       Notice Generally.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by telecopy or telefacsimile, or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service.  All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(a)                                  if to Company, to:

MARVELL TECHNOLOGY GROUP LTD.
c/o Marvell Semiconductor, Inc.
710 First Avenue

Sunnyvale, California 94089
Attention: Vice President and General Counsel
Facsimile No.:  (408) 752-9028

with a copy to:

Pillsbury Winthrop Shaw Pittman LLP

50 Fremont Street

San Francisco, CA 94105

Attention: Stanton Wong

Facsimile: (415) 983-1200

(b)                                 if to Holder, to:

QLOGIC CORPORATION
26650 Aliso Viejo Parkway

Aliso Viejo, California 92656
Attention: Vice President and General Counsel
Facsimile No.: (949) 386-6488

with a copy to:

O’Melveny & Myers LLP
610 Newport Center Drive, 17th Floor
Newport Beach, California 92660
Attention: Gary J. Singer, Esq.
Facsimile No.: (949) 823-6994

b.                                      Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that the rights of the Holder hereunder may be assigned by the Holder to any transferee or assignee of the Holder’s Restricted Shares if and only if:  (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a draft copy of such agreement is furnished to the Company prior to the purported assignment and an executed copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such rights are being transferred or assigned; (iii) immediately following such transfer or assignment, the further disposition of such securities by such transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, such transferee or assignee agrees in writing with the Company to be bound by all of the obligations of the Holder under this Agreement by executing a counterpart signature page to this Agreement; (v) such transfer or assignment shall have been made in accordance with the applicable requirements (if any) of the Purchase Agreement; and (vi) such transfer or assignment shall have been conducted in accordance with all applicable U.S. federal and state securities laws; provided the Company will not be required to provide the rights granted hereunder to more than two transferees during the term of this Agreement.

c.                                       Survival.  Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company and the Holder herein shall survive the execution of this Agreement, the delivery to the Holder of the Restricted Shares being purchased and the payment therefor pursuant to the Purchase Agreement for a period of two (2) years from the Closing Date.

d.                                      Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.  Each party hereby (a) irrevocably and unconditionally submits to the exclusive jurisdiction of the U.S. federal courts located in the State of California, with respect to all actions and proceedings arising out of or relating to this Agreement and the transaction contemplated hereby, (b) agrees that all claims with respect to any such action or proceeding shall be heard and determined in such courts and agrees not to commence an action or proceeding relating to this Agreement or the transactions contemplated hereby except in such courts, (c) irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby and irrevocably and unconditionally waives the defense of an inconvenient forum, (d) consents to service of process upon him, her or it by mailing or delivering such service to the address set forth in Section 7(a) hereof, and (e) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

e.                                       Severability.  In case any provisions of this Agreement shall be held by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein, so long as the remaining provisions shall be sufficient, as determined by such court, to carry out the overall intent of the parties as expressed herein.

f.                                         Entire Agreement.  This Agreement, together with the Purchase Agreement and the documents contemplated hereby and thereby, contains the entire understanding among the parties relating to the transactions referred to herein and supersedes any prior or contemporaneous written or oral agreement, representations, promises and understandings among them respecting the subject matter of this Agreement.

g.                                      Counterparts.  This Agreement may be executed in one or more counterparts, and shall be effective upon its execution by all parties to this Agreement.

h.                                      Amendments.  Any amendments to this Agreement shall be in writing signed by all parties against whom such amendment is to be enforced.

[Signatures begin on following page]

IN WITNESS WHEREOF, the Company and the Holder have executed this Registration Rights Agreement as of the date first above written.

COMPANY:

MARVELL TECHNOLOGY GROUP LTD.,
a corporation organized under the laws of Bermuda

By:	/s/ George Hervey
George Hervey
Vice President of Finance and
Chief Financial Officer

HOLDER:

QLOGIC CORPORATION,
a Delaware corporation

By:	/s/ Anthony J. Massetti
Anthony J. Massetti
Senior Vice President and
Chief Financial Officer

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